Exhibit 10.57

FIRST AMENDMENT TO UNCOMMITTED REVOLVING CREDIT FACILITY AGREEMENT

THIS FIRST AMENDMENT TO UNCOMMITTED REVOLVING CREDIT FACILITY AGREEMENT (this “Amendment”) dated as of November 28, 2005 is made by and between Spansion Japan Limited (the “Borrower”) and UFJ Bank Limited (the “Lender”).

RECITALS

A. The Borrower and the Lender have entered into that certain Uncommitted Revolving Credit Facility Agreement dated as of September 20, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower and the Lender desire to amend the interest rate applicable under the Credit Agreement as provided below.

ACCORDINGLY, for good and valuable consideration, the receipt and adequacy is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.	AMENDMENT

The definition of the term “Spread” set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“‘Spread’ means 0.50% per annum.”

2.	GENERAL PROVISIONS

2.1 No Other Amendments. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect as written and amended to date.

2.2 Severability. Should any provision which constitutes a part of this Amendment be held null, illegal, or unenforceable, the validity, legality and enforceability of all other provisions shall in no way be prejudiced or affected.

2.3 Governing Law and Jurisdiction. This Amendment shall be governed by the laws of Japan, and the Tokyo District Court shall have the non-exclusive jurisdiction over any disputes arising in connection with this Amendment.

2.4 Language. This Amendment shall be prepared in the English language.

2.5 Counterparts. This Amendment may be executed in any number of counterparts (including by telefacsimile), all of which taken together shall constitute one and the same instrument and any party hereto may execute this Amendment by signing any such counterpart.

IN WITNESS WHEREOF, the authorized representatives agents of the Borrower and the Lender have caused this Amendment to be signed and sealed as of the date first written above.

UFJ BANK LIMITED

[Corporate Seal]

Agreed and accepted

As of the date first above written:

Borrower

[Corporate Seal]

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